UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) October 4, 2023

TEVA PHARMACEUTICAL INDUSTRIES LIMITED

(Exact name of registrants as specified in its charter)

Israel	001-16174	Not Applicable
(State or Other Jurisdiction of Incorporation))	(Commission File Number)	(IRS Employer Identification Number)

124 Dvora Hanevi’a Street

Tel Aviv 6944020, Israel

(Address of Principal Executive Offices, including Zip Code)

+972- 3-914-8213

(Registrant’s Telephone Number, including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Copies of communications to:

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
American Depositary Shares, each representing one Ordinary Share	TEVA	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

ITEM 7.01	Regulation FD Disclosure

On October 4, 2023, Teva Pharmaceutical Industries Ltd. (the “Company”) issued a press release announcing its entry into an exclusive collaboration with Sanofi to co-develop and co-commercialize Teva’s TEV-48574 asset, a novel anti-TL1A therapy for the treatment of ulcerative colitis and Crohn’s disease, two types of inflammatory bowel disease. A copy of the press release is furnished as Exhibit 99.1 hereto and is incorporated by reference herein.

The information in this Item 7.01 and Exhibit 99.1 hereto is being furnished to the Securities and Exchange Commission (the “Commission”) and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) nor shall it be deemed incorporated by reference in any filing made by the Company under the Securities Act or the Exchange Act, except as set forth by specific reference in such filing.

Cautionary Note Regarding Forward-Looking Statements

The foregoing description of the collaboration agreement contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, which are based on management’s current beliefs and expectations and are subject to substantial risks and uncertainties, both known and unknown, that could cause our future results, performance or achievements to differ significantly from that expressed or implied by such forward-looking statements. You can identify these forward-looking statements by the use of words such as “should,” “expect,” “anticipate,” “estimate,” “target,” “may,” “project,” “guidance,” “intend,” “plan,” “believe” and other words and terms of similar meaning and expression. Important factors that could cause or contribute to such differences include risks relating to: our exclusive collaboration with Sanofi, including uncertainties around the effective date of the collaboration and our ability to satisfy the closing conditions related thereto; risks related to the timing of and our ability to achieve expected results for TEV-48574 (anti-TL1A), including our ability to commercialize TEV-48574 (anti-TL1A); the extent to which we will realize the anticipated financial and other benefits of the Sanofi collaboration; our ability to satisfy the conditions to receiving milestone cash payments under the Sanofi collaboration agreement; the risk that we will incur significant costs in connection with the development of TEV-48574 (anti-TL1A), which may exceed any revenue generated by TEV-48574 (anti-TL1A); risks that regulatory approvals and other requirements may delay the development and commercialization of TEV-48574 (anti-TL1A); our ability to successfully compete in the marketplace, including our ability to develop and commercialize biopharmaceutical products, our ability to achieve expected results from investments in our product pipeline, our ability to develop and commercialize additional pharmaceutical products, our ability to successfully launch and execute our new Pivot to Growth strategy, including to expand our innovative and biosimilar medicines pipeline and profitably commercialize the innovative medicines and biosimilar portfolio, whether organically or through business development, and to sustain and focus our portfolio of generics medicines, and the effectiveness of our patents and other measures to protect our intellectual property rights; our business and operations in general, including, the impact of global economic conditions and other macroeconomic developments and the governmental and societal responses thereto, and costs and delays resulting from the extensive pharmaceutical regulation to which we are subject. Investors should read the important risk factors described in the Company’s most recent Annual Report on Form 10-K, Quarterly Report on Form 10-Q and Current Reports on Form 8-K filed with the Commission. Forward-looking statements speak only as of the date on which they are made, and the Company assumes no obligation to update or revise any forward-looking statements or other information contained herein, whether as a result of new information, future events or otherwise. Investors are cautioned not to put undue reliance on these forward-looking statements.

ITEM 9.01	Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description of Document

99.1	Press release of the Company issued on October 4, 2023.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TEVA PHARMACEUTICAL INDUSTRIES LIMITED

Date: October 4, 2023	By:	/s/ Eli Kalif
	Name:	Eli Kalif
	Title:	Executive Vice President, Chief Financial Officer

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